                                                          Exhibit No. EX-99.16.a

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the  undersigned  member of the Boards of  Trustees  of  Delaware  Group
Adviser  Funds  ("Adviser  Funds") and Delaware  Group Equity Funds III ("Equity
III"),  hereby  constitute  and appoint  David F. Connor,  David P. O'Connor and
Richard Salus,  and each of them singly,  my true and lawful  attorneys-in-fact, with full power of  substitution,  and with full power to each of them,  to sign for me and in my name in the  appropriate  capacity (i) Delaware  Group  Adviser
Fund's Registration Statement on Form N-14 with respect to the reorganization of
Delaware  Group Equity Funds IV's Large Cap Growth Fund into Adviser Funds' U.S.
Growth  Fund  and (ii)  Equity  III's  Post-Effective  Amendment  No.  74 to its
Registration  Statement on Form N-1A,  and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate,  to comply with the provisions of the Securities Act of 1933, as amended,  the  Investment  Company  Act of 1940,  as  amended,  and all  related requirements  of the  Securities  and Exchange  Commission.  I hereby ratify and confirm all that said  attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
22nd day of October, 2007.

/s/Patrick P. Coyne
Patrick P. Coyne

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the  undersigned  member of the Boards of  Trustees  of  Delaware  Group
Adviser  Funds  ("Adviser  Funds") and Delaware  Group Equity Funds III ("Equity
III"), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P.
O'Connor  and  Richard  Salus,  and  each of them  singly,  my true  and  lawful attorneys-in-fact,  with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate  capacity (i) Delaware
Group  Adviser  Fund's  Registration  Statement on Form N-14 with respect to the reorganization  of Delaware  Group  Equity Funds IV's Large Cap Growth Fund into
Adviser Funds' U.S. Growth Fund and (ii) Equity III's  Post-Effective  Amendment
No. 74 to its Registration  Statement on Form N-1A, and generally to do all such things in my name and behalf in connection  therewith as said  attorneys-in-fact deem necessary or  appropriate,  to comply with the provisions of the Securities
Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
23rd day of October, 2007.

/s/Thomas L. Bennett
Thomas L. Bennett

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the  undersigned  member of the Boards of  Trustees  of  Delaware  Group
Adviser  Funds  ("Adviser  Funds") and Delaware  Group Equity Funds III ("Equity
III"), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P.
O'Connor  and  Richard  Salus,  and  each of them  singly,  my true  and  lawful attorneys-in-fact,  with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate  capacity (i) Delaware
Group  Adviser  Fund's  Registration  Statement on Form N-14 with respect to the reorganization  of Delaware  Group  Equity Funds IV's Large Cap Growth Fund into
Adviser Funds' U.S. Growth Fund and (ii) Equity III's  Post-Effective  Amendment
No. 74 to its Registration  Statement on Form N-1A, and generally to do all such things in my name and behalf in connection  therewith as said  attorneys-in-fact deem necessary or  appropriate,  to comply with the provisions of the Securities
Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
20th day of October, 2007.

/s/J. Richard Zecher
J. Richard Zecher

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the  undersigned  member of the Boards of  Trustees  of  Delaware  Group
Adviser  Funds  ("Adviser  Funds") and Delaware  Group Equity Funds III ("Equity
III"), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P.
O'Connor  and  Richard  Salus,  and  each of them  singly,  my true  and  lawful attorneys-in-fact,  with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate  capacity (i) Delaware
Group  Adviser  Fund's  Registration  Statement on Form N-14 with respect to the reorganization  of Delaware  Group  Equity Funds IV's Large Cap Growth Fund into
Adviser Funds' U.S. Growth Fund and (ii) Equity III's  Post-Effective  Amendment
No. 74 to its Registration  Statement on Form N-1A, and generally to do all such things in my name and behalf in connection  therewith as said  attorneys-in-fact deem necessary or  appropriate,  to comply with the provisions of the Securities
Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
22nd day of October, 2007.

/s/John A. Fry
John A. Fry

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the  undersigned  member of the Boards of  Trustees  of  Delaware  Group
Adviser  Funds  ("Adviser  Funds") and Delaware  Group Equity Funds III ("Equity
III"), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P.
O'Connor  and  Richard  Salus,  and  each of them  singly,  my true  and  lawful attorneys-in-fact,  with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate  capacity (i) Delaware
Group  Adviser  Fund's  Registration  Statement on Form N-14 with respect to the reorganization  of Delaware  Group  Equity Funds IV's Large Cap Growth Fund into
Adviser Funds' U.S. Growth Fund and (ii) Equity III's  Post-Effective  Amendment
No. 74 to its Registration  Statement on Form N-1A, and generally to do all such things in my name and behalf in connection  therewith as said  attorneys-in-fact deem necessary or  appropriate,  to comply with the provisions of the Securities
Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
22nd day of October, 2007.

/s/Anthony D. Knerr
Anthony D. Knerr

 [DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the  undersigned  member of the Boards of  Trustees  of  Delaware  Group
Adviser  Funds  ("Adviser  Funds") and Delaware  Group Equity Funds III ("Equity
III"), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P.
O'Connor  and  Richard  Salus,  and  each of them  singly,  my true  and  lawful attorneys-in-fact,  with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate  capacity (i) Delaware
Group  Adviser  Fund's  Registration  Statement on Form N-14 with respect to the reorganization  of Delaware  Group  Equity Funds IV's Large Cap Growth Fund into
Adviser Funds' U.S. Growth Fund and (ii) Equity III's  Post-Effective  Amendment
No. 74 to its Registration  Statement on Form N-1A, and generally to do all such things in my name and behalf in connection  therewith as said  attorneys-in-fact deem necessary or  appropriate,  to comply with the provisions of the Securities
Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
22nd day of October, 2007.

/s/Ann R. Leven
Ann R. Leven

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the  undersigned  member of the Boards of  Trustees  of  Delaware  Group
Adviser  Funds  ("Adviser  Funds") and Delaware  Group Equity Funds III ("Equity
III"), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P.
O'Connor  and  Richard  Salus,  and  each of them  singly,  my true  and  lawful attorneys-in-fact,  with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate  capacity (i) Delaware
Group  Adviser  Fund's  Registration  Statement on Form N-14 with respect to the reorganization  of Delaware  Group  Equity Funds IV's Large Cap Growth Fund into
Adviser Funds' U.S. Growth Fund and (ii) Equity III's  Post-Effective  Amendment
No. 74 to its Registration  Statement on Form N-1A, and generally to do all such things in my name and behalf in connection  therewith as said  attorneys-in-fact deem necessary or  appropriate,  to comply with the provisions of the Securities
Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
22nd day of October, 2007.

/s/Thomas F. Madison
Thomas F. Madison

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the  undersigned  member of the Boards of  Trustees  of  Delaware  Group
Adviser  Funds  ("Adviser  Funds") and Delaware  Group Equity Funds III ("Equity
III"), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P.
O'Connor  and  Richard  Salus,  and  each of them  singly,  my true  and  lawful attorneys-in-fact,  with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate  capacity (i) Delaware
Group  Adviser  Fund's  Registration  Statement on Form N-14 with respect to the reorganization  of Delaware  Group  Equity Funds IV's Large Cap Growth Fund into
Adviser Funds' U.S. Growth Fund and (ii) Equity III's  Post-Effective  Amendment
No. 74 to its Registration  Statement on Form N-1A, and generally to do all such things in my name and behalf in connection  therewith as said  attorneys-in-fact deem necessary or  appropriate,  to comply with the provisions of the Securities
Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
22nd day of October, 2007.

/s/Jan L. Yeomans
Jan L. Yeomans

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the  undersigned  member of the Boards of  Trustees  of  Delaware  Group
Adviser  Funds  ("Adviser  Funds") and Delaware  Group Equity Funds III ("Equity
III"), hereby constitute and appoint David F. Connor, Patrick P. Coyne and David
P. O'Connor, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution,  and with full power to each of them, to sign for me and in my name in the  appropriate  capacity (i) Delaware  Group Adviser  Fund's
Registration  Statement  on Form  N-14 with  respect  to the  reorganization  of
Delaware  Group Equity Funds IV's Large Cap Growth Fund into Adviser Funds' U.S.
Growth  Fund  and (ii)  Equity  III's  Post-Effective  Amendment  No.  74 to its
Registration  Statement on Form N-1A,  and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate,  to comply with the provisions of the Securities Act of 1933, as amended,  the  Investment  Company  Act of 1940,  as  amended,  and all  related requirements  of the  Securities  and Exchange  Commission.  I hereby ratify and confirm all that said  attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
22nd day of October, 2007.

/s/Richard Salus
Richard Salus

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the  undersigned  member of the Boards of  Trustees  of  Delaware  Group
Adviser  Funds  ("Adviser  Funds") and Delaware  Group Equity Funds III ("Equity
III"), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P.
O'Connor  and  Richard  Salus,  and  each of them  singly,  my true  and  lawful attorneys-in-fact,  with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate  capacity (i) Delaware
Group  Adviser  Fund's  Registration  Statement on Form N-14 with respect to the reorganization  of Delaware  Group  Equity Funds IV's Large Cap Growth Fund into
Adviser Funds' U.S. Growth Fund and (ii) Equity III's  Post-Effective  Amendment
No. 74 to its Registration  Statement on Form N-1A, and generally to do all such things in my name and behalf in connection  therewith as said  attorneys-in-fact deem necessary or  appropriate,  to comply with the provisions of the Securities
Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
22nd day of October, 2007.

/s/Lucinda S. Landreth
Lucinda S. Landreth